UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2008

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Fourth Avenue N., Suite 510, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 31, 2008, Fisher Communications, Inc. (the "Company") completed the sale by its wholly-owned subsidiary, Fisher Broadcasting Company ("Fisher Broadcasting"), of 100% of the outstanding membership interests in Panlocal Media LLC, which owns and operates Pegasus News, an online hyper-local media pioneer based in Dallas, Texas. As consideration for the sale, the buyer paid Fisher Broadcasting $1.5 million and granted the Company and its affiliates a royalty-free, non-exclusive, non-transferable license to use certain related technology in Fisher’s existing television and radio markets to deliver personalized online local news, information and advertising.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

January 7, 2009	By:	/s/ Joseph L. Lovejoy

Name: Joseph L. Lovejoy
Title: Senior Vice President & Chief Financial Officer